                                                                   EXHIBIT 10.2


                                AMENDMENT NO. 2
                                       TO
                              EMPLOYMENT AGREEMENT

         THIS AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT is made and entered into this 9th day of September, 2003, to be effective for all purposes as of September 3, 2003, by and between CHICO'S FAS, INC., a Florida corporation (the "Company"), and HELENE B. GRALNICK, residing at 10731 Bromley Lane, Fort Myers, FL 33912 (the "Executive").

                                  WITNESSETH:

         WHEREAS, the parties hereto have entered into that certain Employment Agreement dated as of February 7, 2000 by and between the Company and the Executive, as amended by Amendment No. 1 to Employment Agreement dated September 26, 2001 (collectively, the "Employment Agreement"); and

         WHEREAS, the term of the Employment Agreement currently runs until January 31, 2004 but Section 2 of the Employment Agreement provides that the Employment Agreement will be extended until January 31, 2005 unless either party gives the other written notice of termination on or before November 3, 2003; and

         WHEREAS, the Executive has indicated her desire to retire from her employment with the Company on March 1, 2004 and the Company is willing to amend the Employment Agreement to extend the term of the Employment Agreement past January 31, 2004 and to reflect a final termination date of March 1, 2004; and

         WHEREAS, the Company and the Executive have agreed to reflect such amendment to the Employment Agreement and certain coordinating changes in this Amendment No. 2 to Employment Agreement (the "Amendment").

         NOW, THEREFORE, it is agreed as follows:

1.       TERM

         Section 2 of the Employment Agreement shall be replaced in its entirety by the following:

                  2.       TERM.

                           Subject to the provisions of termination as hereinafter provided, the term of employment under this Agreement shall begin as of February 7, 2000 and


                                       1.
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         shall continue through and until and shall end on March 1, 2004.

2.       COMPENSATION; REIMBURSEMENT, ETC.

         Subsection 3(a) of the Employment Agreement shall be replaced in its entirety as follows:

                  (a) Basic Salary. The Employer shall pay to the Executive as compensation for all services rendered by the Executive during the term of this Agreement a basic annualized salary as follows (the "Basic Salary"), or such other sum as the parties may agree on from time to time, payable monthly or in other more frequent installments, as determined by the Employer:


                                Period                                 Basic Annualized Salary

                  For the period from February 7, 2000
                          through January 31, 2001                            $230,000

                  For the period from February 1, 2001
                          through January 31, 2002                            $250,000

                  For the period from February 1, 2002
                          through January 31, 2003                            $275,000

                  For the period from February 1, 2003
                          through March 1, 2004                               $300,000

         The Board of Directors of the Employer shall have the right to increase the Executive's compensation from time to time by action of the Board of Directors. In addition, the Board of Directors of the Employer, in its discretion, may, with respect to any year during the term hereof, award a bonus or bonuses to the Executive in addition to the bonuses provided for in Section 3(b). The compensation provided for in this Section 3(a) shall be in addition to any pension or profit sharing payments set aside or allocated for the benefit of the Executive.

3.       MISCELLANEOUS

         Unless specifically modified, added or deleted by this Amendment No.2, all terms and provisions of the Employment Agreement remain in full force and effect throughout the term of the Employment Agreement, as amended.


                                       2.
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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment the day and year first above written.


                                        CHICO'S FAS, INC.


                                        By: /s/ Scott A. Edmonds
                                            -----------------------------------
                                            Scott A. Edmonds, President

                                                                      "Company"


                                        /s/ Helene B. Gralnick
                                        ---------------------------------------
                                        HELENE B. GRALNICK

                                                                    "Executive"


                                       3.